                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement of Form S-1 (File
No.       ) of our reports dated August 1, 1996 on our audits of the financial statements and financial statement schedule of Aehr Test Systems and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."

Sam Jose, California
June 10, 1997